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                                                                    EXHIBIT 99.1

                            LAMAR ADVERTISING COMPANY


         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT

         The following sets forth unaudited pro forma condensed consolidated financial information for Lamar Advertising Company ("Lamar"). The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 gives effect to the acquisition of Chancellor Outdoor as if the transaction had occurred at the beginning of the period.

         For purposes of the pro forma financial information, the statement of operations of Lamar for the year ended December 31, 1999 has been combined with the statement of operations of Chancellor Outdoor for the period from January 1, 1999 to September 15, 1999.

         The unaudited pro forma condensed consolidated financial statements give effect to the acquisitions under the purchase method of accounting. The pro forma adjustments are described in the accompanying notes and are based on preliminary estimates and certain assumptions that management of Lamar believes reasonable under the circumstances.

         The unaudited pro forma condensed consolidated financial statements have been prepared by Lamar's management. The unaudited pro forma data are not designed to represent and do not represent what Lamar's results of operations or financial position would have been had the aforementioned acquisition been completed on or as of the dates assumed, and are not intended to project Lamar's results of operations for any future period or as of any future date. The unaudited pro forma condensed consolidated financial statement should be read in conjunction with the audited and unaudited consolidated financial statements and notes of Lamar, Chancellor Outdoor, Martin Media, Martin & Macfarlane, Inc., Whiteco and Outdoor Communications, Inc., included in the Current Report on Form 8-K filed by Lamar Advertising Company on July 7, 1999 as supplemented by the Current Report on Form 8-K filed on November 23, 1999 and February 9, 2000.




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                            LAMAR ADVERTISING COMPANY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
             (dollars in thousands, except share and per share data)



                                                                                                       PRO FORMA
                                                             CHANCELLOR        ACQUISITION             COMBINED
                                            LAMAR             OUTDOOR          ADJUSTMENTS            AS ADJUSTED
                                         ------------       ------------       ------------          ------------
Net revenues                             $    444,135       $    156,627       $     (4,141)(4)      $    596,621
                                         ------------       ------------       ------------          ------------

Direct advertising expenses                   143,090             84,583             (2,035)(4)           225,638
General and administrative
expenses                                       94,372              6,835                 --               101,207
Depreciation and amortization                 177,138             94,062             10,812(1)            282,012
                                         ------------       ------------       ------------          ------------
                                              414,600            185,480              8,777               608,857
                                         ------------       ------------       ------------          ------------

Operating income                               29,535            (28,853)           (12,918)              (12,236)
                                         ------------       ------------       ------------          ------------

Other expense (income):
Interest income                                (1,421)                --                 --                (1,421)
Interest expense                               89,619                171             23,440(2)            113,230
Gain on disposition of
  assets                                       (5,481)                --                 --                (5,481)
Other expenses                                     --              3,101                 --                 3,101
                                         ------------       ------------       ------------          ------------

                                               82,717              3,272             23,440               109,429
                                         ------------       ------------       ------------          ------------

Loss before income taxes,
  extraordinary item, and
  cumulative effect of an
  accounting change                           (53,182)           (32,125)           (36,358)             (121,665)

Income tax benefit                             (9,596)           (11,777)           (13,011)(3)           (34,384)
                                         ------------       ------------       ------------          ------------

Loss before extraordinary item
  and accounting change                  $    (43,586)      $    (20,348)      $    (23,347)         $    (87,281)
                                         ============       ============       ============          ============


Loss before extraordinary
  item and accounting
  change per common share                $      (0.63)                                               $      (1.00)
                                         ============                                                ============


Weighted average number
  of shares outstanding                    69,115,764                            18,538,730            87,654,494
                                         ============                          ============          ============




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For purposes of determining the pro forma effect of the Chancellor Outdoor acquisition on the Company's Condensed Consolidated Statement of Operations for the year ended December 31, 1999, the following adjustments have been made:

(1)  To record incremental amortization and depreciation due to the application of purchase accounting. Depreciation and amortization are calculated using accelerated and straight line methods over the estimated useful lives of
     the assets generally from 5-15 years.                                                                 10,812
                                                                                                          =======

(2) To eliminate historical interest expense in Chancellor Outdoor's adjusted combined financial statements and record interest expense related to the debt acquired and incurred in the acquisition. (A difference of .125% in the rate of interest would have changed income by $397.)

         Historical interest expense                                                                         (171)
       Interest expense on debt acquired                                                                   23,611
                                                                                                          -------
                                                                                                           23,440
                                                                                                          =======

(3)  To record the tax effect of acquisition adjustments                                                  (13,011)
                                                                                                          =======

(4) To record the effect on net revenues and direct and general and administrative expenses of the Chancellor Outdoor divestiture required by the Department of Justice in May 1999 and the divestiture required by the Department of Justice as a condition of this Stock Purchase

     Net revenues                                                                                          (4,141)
                                                                                                          =======

     Direct advertising expenses                                                                           (2,035)
                                                                                                          =======